UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________________________________

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Knowles Corporation
(Name of registrant as specified in its charter)

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May 10, 2019

Dear Fellow Shareholders:

On May 9, 2019, we entered into a settlement agreement (the “Settlement Agreement”) with Caligan Partners LP, Falcon Edge Capital, LP, Patriot Global Management, LP and certain of their affiliates (collectively, the “Investor Group”) regarding the previously pending proxy contest pertaining to the election of directors to our board of directors (the “Board”) at our 2019 annual meeting of shareholders (including any adjournments or postponements thereof, the “2019 Annual Meeting”). Pursuant to the terms of the Settlement Agreement, the Company has appointed Steven F. Mayer to the Board as a Class III director with a term expiring at the 2019 Annual Meeting and has nominated him for election to the Board at the 2019 Annual Meeting. Accordingly, the size of the Board has been expanded to ten members and the Company’s nominees for election to the Board at the 2019 Annual Meeting are as follows: Hermann Eul, Donald Macleod, Steven F. Mayer and Dr. Cheryl Shavers. The Investor Group has withdrawn its nomination notice, discontinued its separate solicitation activities with respect to the 2019 Annual Meeting and agreed to vote in favor of the election of the Company’s revised slate of director nominees. We encourage you to review the accompanying Proxy Supplement for more updated information about the 2019 Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S FOUR NOMINEES UNDER THE REVISED PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5 USING THE ENCLOSED REVISED WHITE PROXY CARD. The REVISED WHITE proxy card differs from the original white proxy card we previously furnished in that it includes the nomination of Steven F. Mayer in addition to the Company’s original three director nominees, for a total of four director nominees, and reflects that directors will now be elected by a majority vote standard.

YOUR VOTE IS IMPORTANT

THE ORIGINAL White AND gold PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2019 ANNUAL MEETING. To assure that your shares are represented at the 2019 Annual Meeting, we urge you to date, sign and return the enclosed REVISED WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the REVISED WHITE proxy card, whether or not you plan to attend the 2019 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: (877) 750-0926
Banks and Brokers may call collect: (212) 750-5833

Very truly yours,

Donald Macleod	Jeffrey S. Niew
Chairman of the Board of Directors	President and Chief Executive Officer

PROXY SUPPLEMENT FOR 2019 ANNUAL MEETING OF SHAREHOLDERS

This supplement (this “Proxy Supplement”) supplements the definitive proxy statement dated April 15, 2019 (the “Proxy Statement”) of Knowles Corporation, a Delaware corporation (the “Company”), furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Company’s board of directors (the “Board”) for use at the 2019 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2019 Annual Meeting”). This Proxy Supplement should be read in conjunction with the Proxy Statement. Except as described in this Proxy Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Proxy Supplement differs from or updates information contained in the Proxy Statement, the information in this Proxy Supplement is more current.

The 2019 Annual Meeting will be held on May 31, 2019, at 9:00 a.m. local time, at 1001 Page Mill Road Building 1, Palo Alto, California 94304, which is the same date, time and location specified in the Proxy Statement. The record date for the determination of the shareholders who are entitled to notice of and to vote at the 2019 Annual Meeting is April 8, 2019, which is the same record date specified in the Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S FOUR NOMINEES UNDER THE REVISED PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5 USING THE ENCLOSED REVISED WHITE PROXY CARD.

THE ORIGINAL White AND gold PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2019 ANNUAL MEETING. To assure that your shares are represented at the 2019 Annual Meeting, we urge you to date, sign and return the enclosed REVISED WHITE proxy card in the postage-paid envelope provided, or vote by telephone or the Internet as instructed on the REVISED WHITE proxy card, whether or not you plan to attend the 2019 Annual Meeting.

The Proxy Statement, the accompanying Notice of the 2019 Annual Meeting, an original white proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 were first mailed to our shareholders of record on or about April 16, 2019. This Proxy Supplement and the REVISED WHITE proxy card are first mailed to our shareholders of record on or about May 15, 2019. References in this Proxy Supplement to “Knowles,” the “Company,” “we,” “us,” “our” and similar terms refer to Knowles Corporation. Capitalized terms used herein but not defined shall have the meaning set forth in the Proxy Statement.

ADDITIONAL INFORMATION ABOUT THE 2019 ANNUAL MEETING

1.      Why am I receiving this Proxy Supplement?

On May 9, 2019, subsequent to the mailing of the Proxy Statement and original white proxy card to the Company’s shareholders in connection with the 2019 Annual Meeting, the Company entered into a settlement agreement (the “Settlement Agreement”) with Caligan Partners CV I LP, Caligan Partners LP (“Caligan”), Caligan Partners CV GP LLC, Caligan Partners GP, LLC, Falcon Edge Capital, LP (“Falcon Edge”), Falcon Edge (Cayman) GP, Ltd., Falcon Edge Global Master Fund, LP, Moraine Master Fund, LP, Patriot Global Management, LP, Samuel J. Merksamer, David E. Johnson and Jonathan Christodoro (the foregoing, collectively with each of their respective affiliates, the “Investor Group”) regarding the previously pending proxy contest pertaining to the election of directors at the 2019 Annual Meeting. For more information about the Settlement Agreement, please see “Summary of the Settlement Agreement” on page 10 of this Proxy Supplement.

Pursuant to the terms of the Settlement Agreement, the Company has appointed Steven F. Mayer to the Board as a Class III director with a term expiring at the 2019 Annual Meeting and has nominated him for election to the Board at the 2019 Annual Meeting. Accordingly, the size of the Board has been expanded to ten members and the Company’s nominees for election to the Board at the 2019 Annual Meeting are as follows: Hermann Eul, Donald Macleod, Steven F. Mayer and Dr. Cheryl Shavers. The Investor Group has withdrawn its nomination notice, discontinued its separate solicitation activities with respect to the 2019 Annual Meeting and agreed to vote in favor of the election of the Company’s revised slate of director nominees.

As a result of these events, we are providing you with updated information on the 2019 Annual Meeting, including information on Steven F. Mayer, the Board’s new nominee for election to the Board, and a REVISED WHITE proxy card that will allow you to vote on each of the Company’s four nominees for election to the Board under the revised Proposal 1 and on the other proposals on the agenda for the 2019 Annual Meeting, which have not changed. THE ORIGINAL White AND gold PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2019 ANNUAL MEETING.

2.      What is the Settlement Agreement?

For more information about the Settlement Agreement, please see “Summary of the Settlement Agreement” on page 10 of this Proxy Supplement.

3.      What is the agenda for the 2019 Annual Meeting and how does the Board recommend that I vote on each proposal?

The proposals to be voted on at the 2019 Annual Meeting and the Board’s recommendations on how you should vote are summarized below.

Unanimous Board Recommendation
Proposal 1	Election of four Class III directors for a one-year term or until their respective successors have been duly elected and qualified	FOR each of the four nominees
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2019	FOR
Proposal 3	Approval, on an advisory, non-binding basis, of our named executive officer compensation	FOR
Proposal 4	Approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend certain provisions of our Charter	FOR
Proposal 5	Approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend our By-Laws	FOR

For more information about Proposal 1, please see “Proposal 1 (Revised) — Election of Four Class III Directors” on page 6 of this Proxy Supplement and “Proposal 1 — Election of Three Class III Directors” on page 15 of the Proxy Statement. To the extent that information in this Proxy Supplement differs from or updates information contained in the Proxy Statement, the information in this Proxy Supplement is more current. For more information about Proposals 2 through 5, please see pages 34 through 38 of the Proxy Statement.

4.      How can I vote my shares?

Shareholders of Record.    Shareholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•        By Internet — You may submit your proxy online via the Internet by following the instructions provided on the enclosed REVISED WHITE proxy card.

•        By Telephone — You may submit your proxy by touch-tone telephone by calling the toll-free number on the enclosed REVISED WHITE proxy card.

•        By Mail — You may submit your proxy by signing, dating and returning your REVISED WHITE proxy card in the postage-paid envelope included.

•        In Person — You may attend the 2019 Annual Meeting and vote in person by completing a ballot. Attending the 2019 Annual Meeting without completing a ballot will not count as a vote. If you choose to vote in person, you must bring proof of identification to the 2019 Annual Meeting. You are encouraged to sign, date and return the REVISED WHITE proxy card in the postage-paid envelope provided regardless of whether or not you plan to attend the 2019 Annual Meeting.

Beneficial Owners.    If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a bank, broker or other nominee), you will receive instructions from your bank, broker or other nominee as to how to vote your shares or submit a proxy to have your shares voted. You should instruct your bank, broker or other nominee how to vote your shares by following the directions provided by your bank, broker or other nominee. Alternatively, you may obtain a “legal proxy” from your bank, broker or other nominee and bring it with you to hand in with a ballot in order to be able to vote your shares at the 2019 Annual Meeting. If you choose to vote at the 2019 Annual Meeting, you must bring the following: (1) proof of identification and (2) a signed “legal proxy” from the shareholder of record (your bank, broker or other nominee) giving you the right to vote the stock.

5.      How will shares be voted on the REVISED WHITE proxy card?

The shares represented by any proxy card which is properly executed and received by the Company prior to or at the 2019 Annual Meeting will be voted in accordance with the specifications made thereon. If you return a validly executed REVISED WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of all four Class III director nominees recommended by the Board as set forth on the REVISED WHITE proxy card (Proposal 1); “FOR” the ratification of the appointment of our independent registered public accounting firm (Proposal 2); “FOR” the approval, on an advisory, non-binding basis, of our named executive officer (“NEO”) compensation (Proposal 3); “FOR” the approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend certain provisions of our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) (Proposal 4); and “FOR” the approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend our Amended and Restated By-Laws, as amended (the “By-Laws”) (Proposal 5).

The Board is not aware of any matters that are expected to come before the 2019 Annual Meeting other than those described in this Proxy Supplement and the Proxy Statement. If any other matter should be presented at the 2019 Annual Meeting upon which a vote may be properly taken, shares represented by all REVISED WHITE proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed REVISED WHITE proxy card.

6.      Will my shares be voted if I do not provide instructions to my bank, broker or other nominee?

If you hold shares through a bank, broker or other nominee, your bank, broker or other nominee will not be able to vote your shares on non-routine matters without your instructions. The voting of shares by a broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (NYSE). In uncontested solicitations, these rules allow brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered to be “non-routine,” brokers may not vote shares without your instruction. Shares that brokers are not authorized to vote are referred to as “broker non-votes.” The only proposal to be voted on at the 2019 Annual Meeting that is considered a “routine”

proposal is Proposal 3 regarding the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. All other proposals to be voted on at the 2019 Annual Meeting are considered “non-routine”. Therefore, if you want your vote to be counted on Proposals 1, 2, 4 and 5, you must instruct your broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to such proposals.

7.      What is the effect of abstentions and broker non-votes?

If you specify that you wish to “abstain” from voting on an item, then your shares will not be voted on that particular item. Abstentions will have no effect on the outcome of Proposal 1, and will count as a vote against each of Proposals 2, 3, 4 and 5.

Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular “non-routine” proposals and the “beneficial owner” of those shares has not instructed the broker to vote on those proposals. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any proposals considered at the 2019 Annual Meeting, assuming that a quorum is obtained.

8.      What is the vote required to approve each proposal?

Vote Required for Approval
Proposal 1	Election of four Class III directors for a one-year term or until their respective successors have been duly elected and qualified	Directors will be elected by a majority vote standard. The affirmative vote of a majority of votes cast on Proposal 1 is required to elect each nominee.
Proposal 2	Ratification of the appointment of our independent registered public accounting firm for 2019	The affirmative vote of a majority of shares present in person or by proxy and entitled to vote on the proposal is required to approve the proposal.
Proposal 3	Approval, on an advisory, non-binding basis, of our named executive officer compensation	The affirmative vote of a majority of shares present in person or by proxy and entitled to vote on the proposal is required to approve the proposal.
Proposal 4	Approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend certain provisions of our Charter	The affirmative vote of the holders of at least 80% of the voting stock outstanding is required to approve the proposal.
Proposal 5	Approval of an amendment to our Charter to eliminate the supermajority shareholder vote requirement to amend our By-Laws	The affirmative vote of the holders of at least 80% of the voting stock outstanding is required to approve the proposal.

9.      Can I revoke my proxy and/or change my vote?

Yes. You can revoke your proxy and/or change your vote at any time prior to the 2019 Annual Meeting. Only your latest dated proxy will count.

A shareholder of record who has properly executed and delivered a proxy may revoke such proxy at any time before the 2019 Annual Meeting in any of the four following ways:

•        Timely date, sign and return a REVISED WHITE proxy card bearing a later date;

•        Vote on a later date by using the telephone or Internet;

•        Deliver a written notice to our Secretary prior to the 2019 Annual Meeting by any means, including facsimile, stating that your proxy is revoked; or

•        Attend the 2019 Annual Meeting and vote in person.

If your shares are held of record by a bank, broker or other nominee and you desire to vote at the 2019 Annual Meeting, you may revoke your proxy or change your vote by submitting new voting instructions to your nominee in accordance with such nominee’s procedures.

10.    Who do I contact if I have questions about the 2019 Annual Meeting?

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders may call toll-free: (877) 750-0926
Banks and Brokers may call collect: (212) 750-5833

Proposal 1 (REVISED) — Election of FOUR Class III Directors

Our Board currently consists of ten directors and is divided into three classes. At the 2019 Annual Meeting, four directors are to be elected for one-year terms, each to serve until the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) or until his or her respective successor has been duly elected and qualified, or upon such director’s earlier death, resignation or removal. Each of the persons nominated has consented to be named as a nominee in this Proxy Supplement and to serve as a director of the Company if elected. Although the Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee becomes unable or unwilling to serve for good cause, it is intended that the shares represented by the proxy, if given and unless otherwise specified therein, will be voted FOR the remaining nominees and substitute nominee or nominees designated by the Board.

The Company’s nominees for election to the Board of Directors have changed and the Company’s updated slate of director nominees is set forth below.

Class III Director Nominees

HERMANN EUL Independent Director Nominee Age: 60 Director since: July 2015 Committee(s): Compensation

Business Experience:    Mr. Eul served as Corporate Vice President and General Manager (from 2011 to 2016) of Intel Corporation and President and Managing Director (from 2011 to 2015) of Intel Mobile Communications/Intel Deutschland GmbH. Mr. Eul joined Intel Corporation with its acquisition of Infineon Technologies’ wireless solutions business. At Infineon, Mr. Eul served as Executive Vice President and a member of the management board (from 2005 to 2011), and was responsible for research and development (as Chief Technology Officer) as well as sales and marketing (as Chief Marketing Officer). He also served as President of Infineon’s communications business (from 2005 to 2008). From 1991, before being promoted to Infineon’s executive board, he held numerous management positions at Infineon, including eight years at Siemens in various business positions (Infineon was spun off from Siemens in 1999).

Other Board Experience:    Mr. Eul served as a member of Acatech, Bundesverband der Deutschen Industrie e.V. (BDI) and Bitkom, all of which are German associations, and currently is non-executive director of VDE (German Industry Association for Electrical, Electronic, and Information Technologies), Tactual Labs, Inc. and Cradle IP LLC (since 2017).

Skills and Qualifications:    As a seasoned leader and executive, Mr. Eul has deep knowledge and extensive C-level relationships with nearly all of the Company’s Audio segment customers as well as extensive technical, business and industry experience. Mr. Eul is a sought-after semiconductor industry expert who also serves on advisory boards of a variety of technology companies, VC funds and investment banks. Mr. Eul contributes substantial knowledge in the areas of research and development, operations, and sales and marketing. Mr. Eul has a master’s degree in electrical engineering from Bochum University (Germany), a bachelor’s degree in electrical engineering from Koblenz University of Applied Sciences (Germany) and a Ph.D in engineering from Bochum University. Mr. Eul was also a full professor at the University of Hanover and served as a vocational professor.

DONALD MACLEOD Independent Chairman of the Board Nominee Director since: February 2014 Committee(s): Compensation

Business Experience:    Mr. Macleod was the CEO (from 2009 to 2011) of National Semiconductor Corporation (“National Semiconductor”), an analog semiconductor company, until National Semiconductor was acquired by Texas Instruments Incorporated. Mr. Macleod joined National Semiconductor in 1978 and served in a variety of executive positions prior to becoming CEO, including Chief Operating Officer (from 2001 to 2009) and Chief Financial Officer (from 1991 to 2001).

Other Board Experience:    Mr. Macleod has previously served as a director (from 2007 to 2019) of Broadcom Inc. (formerly, Avago Technologies Limited), Chairman (from 2012 to 2017) of the Board of Intersil Corporation and Chairman of the Board (from 2010 to 2011) of National Semiconductor.

Skills and Qualifications:    Mr. Macleod’s qualifications to serve as a director include his strategic perspectives in product development and marketing and supply chain optimization and guiding financial performance developed through his more than 30 years of experience in senior management and executive positions in the semiconductor industry (both in Europe and the United States). As a member of the board of directors of several publicly-traded semiconductor companies, he has also gained substantial knowledge and understanding of how to successfully operate a technology company like Knowles. Furthermore, he brings significant accounting and finance qualifications and experience to the Board. Mr. Macleod is a member of the Institute of Chartered Accountants of Scotland.

STEVEN F. MAYER Independent Director Nominee Age: 59 Director since: May 2019 Committee(s): Audit

Business Experience:    Steven F. Mayer is the Chief Executive Officer of Iron Horse Acquisition Corp. and Dedication Capital, LLC, privately held investment vehicles. Mr. Mayer was the Senior Managing Director, Co-Head of Global Private Equity, and chairman of the Investment Committee (2002 to 2018) of Cerberus Capital Management, L.P. a private investment firm. Prior to that, Mr. Mayer was an executive managing director of Gores Technology Group, a managing director of Libra Capital Partners, L.P. a managing director and co-head of the Corporate Finance division of U.S. Bancorp Libra (an affiliated firm), a managing director of Aries Capital Group, LLC, a principal with Apollo Advisors, L.P., a principal with Lion Advisors, L.P. and an attorney with Sullivan & Cromwell.

Other Board Experience:    Mr. Mayer is a director (since 2011) (and serves on the Audit Committee) of Grifols, S.A., a Spanish multinational biologics and diagnostics company. Mr. Mayer is also currently a member (since 2018) of the Board of Supervisors of Syntellix AG, a German medical device company. Mr. Mayer was a director (2004 to 2017) of BlueLinx Holdings Inc., a wholesale distributor of building and industrial products, and a director (2016 to 2018) (and served on the Compensation Committee) of Avon Products, Inc., a direct seller of beauty, home and fashion products.

Mr. Mayer is also former member of the boards of directors of Acterna Inc. (test and measurement); Airway Industries, Inc. (luggage); New Avon LLC (direct seller of beauty, home and fashion products); BDK Holdings, Inc. (textiles); Chicago Pizza & Brewery Inc. (restaurants); DecisionOne Corporation (IT hardware maintenance); Electropharmacology, Inc. (medical technology); Innkeepers USA LLC (hotels); LNR Property Holdings Ltd. (commercial real estate); MAI Systems Corporation (software); Mednet, MPC Corporation (prescription benefit management); NewStar Media, Inc. (publishing); Palomar Communications, LLC (filmed entertainment); Roland International Corporation (real estate); Solocal Group (local advertising in France); Spyglass Entertainment Holdings, LLC (film production); Starrus Holdings Limited (waste management); Talecris Biotherapeutics Holdings, Inc. (biotherapeutics); Staples Solutions B.V. (office products and services); TransCentra Inc. (billing and remittance services); Velocita Wireless Holding Corp. (telecommunications) and YP Holdings LLC (media). In addition, Mr. Mayer has served as the chairman or a member of numerous creditors’ committees, including Uniroyal Technology Corporation (plastics, vinyl, adhesives and foam manufacturing); Cherokee Inc. (apparel); LVI Environmental Services Group (environmental services); Great American Industries, Inc. (industrial); Fairfield Acceptance Corporation (timeshare development); Lexington Precision Corporation (rubber and plastics manufacturing); and After Six Corporation (apparel).

Skills & Qualifications:    Mr. Mayer received his A.B., cum laude, from the Woodrow Wilson School of Public and International Affairs at Princeton University and his J.D., magna cum laude, from Harvard Law School.

DR. CHERYL SHAVERS Independent Director Nominee Age: 65 Director since: August 2017 Committee(s): Audit; Governance and Nominating

Business Experience:    Dr. Shavers has been the Chairman and CEO (since February 2001) of Global Smarts, Inc., a business advisory services company. She served as Under Secretary of Commerce for Technology (from 1999 to 2001) for the United States Department of Commerce after having served as its Under Secretary Designate in 1999. She has served on the Advisory Boards for E.W. Scripps Company and the Anita Borg Institute for Technology. She also has served in several engineering and managerial roles for Intel Corporation as well as Portfolio Manager of Microprocessor Products Group in Intel Capital prior to 1999.

Other Board Experience:    Dr. Shavers is a director (since 2018) of ITT Inc. She was previously the Non-Executive Chairman (from 2001 to 2003) of BitArts Ltd., as well as a director of ATMI, Inc. (from 2006 to 2014), Rockwell Collins, Inc. (from 2014 to 2018) and Mentor Graphics Corporation (from 2016 to 2017).

Skills and Qualifications:    Dr. Shavers brings extensive leadership and operations experience as a CEO along with particular experience with developing technology plans and the transition of advanced technology into business opportunities.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S FOUR NOMINEES UNDER THE REVISED PROPOSAL 1 ON THE ENCLOSED REVISED WHITE PROXY CARD.

Additional Information on Steven F. Mayer

Below please find additional information on Mr. Mayer. For more information on Messrs. Eul and Macleod, Dr. Shavers and the remainder of the Board, please see “Proposal 1 — Election of Three Class III Directors” on page 15 of the Proxy Statement. To the extent that information in this Proxy Supplement differs from or updates information contained in the Proxy Statement, the information in this Proxy Supplement is more current.

Director Independence

The Board has determined that Mr. Mayer qualifies as an “independent director” under applicable NYSE guidelines.

Board Committees

Pursuant to the Settlement Agreement, Mr. Mayer has been appointed to the Audit Committee of the Board.

Director Compensation

Mr. Mayer will receive the standard director compensation and indemnification provided to all non-employee directors of the Company.

Securities Ownership

As of the date hereof, Mr. Mayer does not beneficially own any shares of the Company’s common stock, and has not made any purchases or sales of securities of the Company during the past two years.

Other Information

There are no material proceedings to which Mr. Mayer or any of his associates is a party or has a material interest adverse to the Company. Neither Mr. Mayer nor any of Mr. Mayer’s immediate family members has a material relationship with the Company, directly or as an officer, shareholder or partner of an organization that has a material relationship with the Company.

On May 9, 2019 Mr. Mayer entered into a reimbursement agreement with Caligan and Falcon Edge, pursuant to which Caligan and Falcon Edge agreed to reimburse Mr. Mayer for certain costs and to indemnify him from certain losses, in each case arising in connection with Mr. Mayer’s service on the Board.

SUMMARY OF THE SETTLEMENT AGREEMENT

On May 9, 2019, the Company entered into the Settlement Agreement with the Investor Group.

Effective upon execution and delivery of the Settlement Agreement, the Board (i) expanded the size of the Board from nine members to ten members, (ii) appointed Steven F. Mayer to the Board as a Class III director with a term expiring at the 2019 Annual Meeting and (iii) appointed the Mr. Mayer to the Audit Committee. The Board also agreed to nominate the Mr. Mayer for election to the Board at the 2019 Annual Meeting.

Also effective upon execution and delivery of the Settlement Agreement, the Investor Group withdrew its notice of intent to nominate director candidates for election to the Board at the 2019 Annual Meeting.

The Settlement Agreement further provides, among other things, that:

•        The Investor Group and the Board will cooperate to identify a mutually acceptable independent director no later than 120 days after the 2020 Annual Meeting. If the parties are not able to identify a director by such date, then the Board will select a new independent director, subject to approval by the Investor Group (not to be unreasonably withheld, conditioned or delayed).

•        In the event the Investor Group ceases to beneficially own a net long position of at least 4,549,989 shares of the Company’s then outstanding common stock, subject to adjustment for stock splits, combinations and recapitalizations (the “Ownership Minimum”), Mr. Mayer will immediately resign from the Board.

•        During the term of the Settlement Agreement and as long as the Investor Group owns shares of the Company’s common stock exceeding the Ownership Minimum, the Investor Group is entitled to designate a replacement independent director in the event the Mr. Mayer ceases to be a director of the Company due to death, disability or other incapacity, subject to approval of the replacement independent director by the Governance and Nominating Committee of the Board.

•        During the term of the Settlement Agreement, the Investor Group is subject to customary standstill restrictions relating to, among other things, share purchases subject to a cap of 10% of the Company’s outstanding common stock, proxy contests, other activist campaigns, unsolicited takeover bids and related matters.

•        During the term of the Settlement Agreement, the Investor Group will vote all of its shares of the Company’s common stock at all annual and special meetings as well as in any consent solicitations of the Company’s shareholders in accordance with the Board’s recommendations, subject to certain exceptions relating to extraordinary transactions and the recommendations of Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC.

•        Each party agrees not to make public statements about the other party, subject to certain exceptions.

•        Each party agrees not to sue the other party, subject to certain exceptions.

•        The Investor Group and the Mr. Mayer have entered into a confidentiality agreement with the Company, in the form attached to the Settlement Agreement.

•        Either party may terminate the Settlement Agreement by giving five business days’ notice to the other party at any time after the date that is 30 days prior to the notice deadline for the nomination of director candidates to the Board at the Company’s 2021 annual meeting of shareholders, subject to certain exceptions.

The summary above is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on May 9, 2019.

THE ORIGINAL White AND gold PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2019 ANNUAL MEETING. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE 2019 ANNUAL MEETING, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED REVISED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE REVISED WHITE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2019 ANNUAL MEETING.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF KNOWLES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS - MAY 31, 2019

REVISED WHITE PROXY

The undersigned hereby appoints Jeffrey S. Niew, John S. Anderson and Thomas G. Jackson, or any of the foregoing, as proxies, each with full power of substitution, revoking all proxies previously given, and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all shares of common stock of Knowles Corporation that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at 9:00 a.m. local time on May 31, 2019 at 1001 Page Mill Road Building 1, Palo Alto, California, and at any adjournment or postponement thereof (the "Annual Meeting").

This proxy, when properly executed, will be voted in the manner specified on the reverse side. **IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES UNDER PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 and 5.** The proposals are more fully described in the Proxy Statement and Proxy Supplement. If a matter is not timely submitted pursuant to Rule 14a-4(c)(1), the proxies appointed in this proxy card will have discretionary authority to vote with respect to any such matter subsequently and properly raised at the Annual Meeting. Only shareholders of record on April 8, 2019 may vote at the Annual Meeting.

(Continued and to be marked, dated and signed on the other side)

KNOWLES CORPORATION

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Knowles Corporation Common Stock for the upcoming Annual Meeting of Shareholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1. **Vote by Telephone –** Call toll-free from the U.S. or Canada at **1-866-395-9263** on a touch-tone telephone. If outside the U.S. or Canada, call **1-646-880-9100**. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2. **Vote by Internet –** Please access **https://www.proxyvotenow.com/KN** and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed and mailed a proxy card.

OR

3. **Vote by Mail –** If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Knowles Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

X Please mark your vote as indicated in this example

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote "FOR" all of the nominees under Proposal 1 and "FOR" Proposals 2, 3, 4 and 5.

1. Election of the nominees below as Class III Directors for a one-year term.
Nominees:

	FOR	AGAINST	ABSTAIN
01 - Hermann Eul	☐	☐	☐
02 - Donald Macleod	☐	☐	☐
03 - Dr. Cheryl Shavers	☐	☐	☐
04 - Steven F. Mayer	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2019.	☐	☐	☐
3. Approval, on an advisory, non-binding basis, of the Company's named executive officer compensation.	☐	☐	☐
4. Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company (the "Charter") to eliminate the supermajority shareholder vote requirement to amend certain provisions of the Charter.	☐	☐	☐
5. Approval of an amendment to the Charter to eliminate the supermajority shareholder vote requirement to amend the Amended and Restated By-Laws of the Company.	☐	☐	☐

Date: ________________________, 2019

____
Signature

____
Signature (if jointly held)

____
Title(s)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, custodian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.